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Exhibit 32.1 Section 1350 Certification

In connection with the filing of the Annual Report on Form 10-KSB/A for the Year Ended December 31, 2005 (the "Report") by Cellular Technical Services Company, Inc. ("Registrant"), each of the undersigned hereby certifies that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                           By: /s/ Stephen Katz
                               ---------------------------------------
                           Stephen Katz
                           Chief Executive Officer
                           October 23, 2006

                           By: /s/ Kenneth Block
                               ---------------------------------------
                           Kenneth Block
                           Secretary and Chief Financial Officer
                           October 23, 2006

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Cellular Technical Services Company, Inc and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.